SUPPLEMENT TO THE CURRENTLY EFFECTIVE
                                   PROSPECTUS

                                -----------------

                      DWS RREEF Real Estate Securities Fund

Effective December 29, 2006, the DWS RREEF Real Estate Securities Fund is closed to new investors except as described below. Unless you fit into one of the investor eligibility categories described below, you may not invest in the fund.

You may purchase fund shares through your existing fund account and reinvest dividends and capital gains if, as of 4:00 p.m. Eastern time December 29, 2006, you are:

o    a current fund shareholder; or

o a participant in any group retirement, employee stock bonus, pension or profit sharing plan that offers the fund as an investment option.

New accounts may be opened for:

o transfers of shares from existing accounts in this fund (including IRA rollovers);

o officers, Trustees and Directors of the DWS Funds, and full-time employees and their family members of Deutsche Investment Management Americas Inc. ("DeIM") and its affiliates;

o any group retirement, employee stock bonus, pension or profit sharing plan using the Flex subaccount recordkeeping system made available through ADP Inc. under an alliance with DWS Scudder Distributors, Inc. ("DWS-SDI") ("Flex Plans");

o any group retirement, employee stock bonus, pension or profit sharing plan, other than a Flex Plan, that includes the fund as an investment option as of December 29, 2006;

o purchases through any comprehensive or "wrap" fee program or other fee based program; or



                                                              [DWS SCUDDER LOGO]
                                                             Deutsche Bank Group

October 24, 2006
DRRESF-3603

o accounts managed by DeIM, any advisory products offered by DeIM or DWS-SDI and for the Portfolios of DWS Allocation Series or other fund of funds managed by DeIM or its affiliates.

Except as otherwise noted, these restrictions apply to investments made directly with DWS-SDI, the fund's principal underwriter or through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 29, 2006. Institutions that maintain omnibus account arrangements are not allowed to open new sub-accounts for new investors, unless the investor is one of the types listed above. Once an account is closed, new investments will not be accepted unless you satisfy one of the investor eligibility categories listed above.

Exchanges will not be permitted unless the exchange is being made into an existing fund account.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase fund shares.

The fund may allow new investments into the fund in certain other circumstances, including accounts in the process of funding at the close date and retirement plans that are in the process of making their fund selections at the close date, provided that such investments are funded by March 31, 2007.

The fund may resume sales of shares to additional investors at some future date, but has no present intention to do so.









               Please Retain This Supplement for Future Reference



October 25, 2006
DRRESF-3603